Exhibit 10.4

ZEPHYR VOTING AND GOVERNANCE AGREEMENT

by and between

NRG YIELD, INC.

and

ZEPHYR RENEWABLES LLC

Dated as of August 31, 2018

i

VOTING AND GOVERNANCE AGREEMENT

This VOTING AND GOVERNANCE AGREEMENT (this “Agreement”), dated as of August 31, 2018 (the “Effective Date”), is entered into by and between NRG Yield, Inc., a Delaware corporation (“NYLD”), Zephyr Renewables LLC, a Delaware limited liability company (“Sponsor”), and each other member of the Sponsor Group that becomes party to this Agreement from time to time pursuant to Section 4.3 (collectively with Sponsor, the “Sponsor Parties”). Each of NYLD and the Sponsor Parties is referred to herein as a “Party”, and together as the “Parties”.

RECITALS

WHEREAS, NRG Energy, Inc., a Delaware corporation, NRG Repowering Holdings LLC, a Delaware limited liability company, and GIP III Zephyr Acquisition Partners, L.P. (“Purchaser”), a Delaware limited partnership, have entered into that certain Purchase and Sale Agreement, dated as of February 6, 2018 (the “PSA”), pursuant to which, among other things, Purchaser purchased, as of the Effective Date, one hundred percent (100%) of the outstanding membership interests of Sponsor, which owns, among other assets, (a) one hundred percent (100%) of the Class B shares and one hundred percent (100%) of the Class D shares of NYLD, and (b) one hundred percent (100%) of the Class B membership units and one hundred percent (100%) of the Class D membership units of NRG Yield LLC, a Delaware limited liability company (“NYLD LLC”); and

WHEREAS, the Parties desire to establish herein certain rights and obligations with respect to the governance of NYLD and the relationship between the Sponsor Parties (as defined below) and NYLD at and following the Effective Date.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1.                                Certain Defined Terms.

As used herein, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is in common control with, such Person.

“Agreement” has the meaning assigned to such term in the preamble.

“Beneficial owner” or “beneficially own” has the meaning given such term in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended, and a Person’s beneficial ownership of Voting Securities shall be calculated in accordance with the provisions of such rules; provided, however, that for purposes of determining beneficial ownership, (a) a

Person shall be deemed to be the beneficial owner of any security which may be acquired by such Person, whether within sixty (60) days or thereafter, upon the conversion, exchange or exercise of any warrants, options, rights or other securities and (b) no Person shall be deemed beneficially to own any security solely as a result of this Agreement.

“Board” means the board of directors of NYLD.

“Business Day” means any day that is not a Saturday, a Sunday or a day which is a statutory or civic holiday in the State of New York.

“Bylaws” means the third amended and restated bylaws of NYLD, as amended and restated as of February 23, 2016, and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and the terms of the Charter or this Agreement.

“CEO” means the Chief Executive Officer of NYLD.

“Charter” means the restated certificate of incorporation of NYLD, as restated as of May 2, 2016, and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof or this Agreement.

“Common Stock” means, collectively (a) the Class A common stock, par value $0.01 per share, (b) the Class B common stock, par value $0.01 per share, (c) the Class C common stock, par value $0.01 per share, and (d) the Class D common stock, par value $0.01 per share, in each case, of NYLD.

“Conflicts Committee” means the committee of the Board designated as the “Corporate Governance, Conflicts and Nominating Committee”.

“Conflicts Committee Charter” means the charter of the Conflicts Committee, adopted on July 16, 2013, as amended on September 28, 2017, and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Control” or “control” (including the terms “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Controlled Affiliate” means, with respect to any Person, any other Person controlled by such Person.

“Director” means any director of the Board.

“Effective Date” has the meaning assigned to such term in the preamble.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Governmental Authority” means any (a) international, national, multinational, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, agency or instrumentality, domestic or foreign, including any independent electricity system operator, a regional transmission organization, national system operator or any other similar organization overseeing the transmission of electricity, (b) self-regulatory organization or stock exchange, (c) subdivision, agent, commission, board or authority of any of the foregoing, or (d) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing.

“Independent” means, with respect to any person that serves as a Director or is nominated or designated to serve as a Director at any time, the satisfaction by such person of the requirements to be “independent” under the Stock Exchange Rules and any applicable rules and regulations of the Securities and Exchange Commission (or any successor agency).

“Initial Sponsor Directors” means Nathaniel Anschuetz, Jonathan Bram, Bruce MacLennan, E. Stanley O’Neal and Scott Stanley.

“Independent Directors” means the Directors who are Independent.

“Law” means any (a) law, constitution, treaty, statute, code, ordinance, principle of common and civil law and equity, rule, regulation and municipal bylaw, whether domestic, foreign or international, (b) judicial, arbitral, administrative, ministerial, departmental and regulatory judgment, order, writ, injunction, decision and award of any Governmental Authority, and (c) policy, practice and guideline of any Governmental Authority which, although not actually having the force of law, is considered by such Governmental Authority as requiring compliance as if having the force of law, and the term “applicable”, with respect to such Law and in the context that refers to one or more Persons, means such Law that applies to such Person or Persons or its or their business, undertaking, property or securities at the relevant time and that emanates from a Governmental Authority having jurisdiction over the Person or Persons or its or their business, undertaking, property or securities.

“Notice” has the meaning assigned to such term in Section 4.4(a).

“NYLD” has the meaning assigned to such term in the preamble.

“NYLD LLC” has the meaning assigned to such term in the recitals.

“Party” has the meaning assigned to such term in the preamble.

“Person” means any individual, partnership, corporation, limited liability company, joint venture, trust, association or other unincorporated organization or other entity, including any government or any agency or political subdivision thereof.

“PSA” has the meaning assigned to such term in the recitals.

“Sponsor” has the meaning assigned to such term in the preamble.

“Sponsor Directors” means (a) as of the Effective Date, the Initial Sponsor Directors, (b) following the Effective Date (as the case may be), the Initial Sponsor Directors or the Directors designated by the Sponsor and either elected or appointed to the Board pursuant to this Agreement.

“Sponsor Group” means Sponsor and its Affiliates (other than NYLD and its Controlled Affiliates).

“Sponsor Party” has the meaning assigned to such term in the preamble.

“Stock Exchange Rules” means the rules and regulations of the New York Stock Exchange or, if the shares of Common Stock are listed on another primary securities exchange, of the securities exchange on which the shares of Common Stock are listed at such time.

“Voting Securities” means, at any time, (a) the Common Stock and (b) shares of any other class of capital stock of NYLD then entitled to vote generally in the election of Directors.

Section 1.2.                                Interpretation.

(a)                                 The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article and Section references are to this Agreement unless otherwise specified. The words “include”, “includes” and “including” are not words of limitation and shall be deemed to be followed by the words “without limitation”.

(b)                                 The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)                                  References to a party to this Agreement include its successors and permitted assigns.

ARTICLE II
CORPORATE GOVERNANCE

Section 2.1.                                Board Size and Composition.

At the Effective Date, the Board shall be comprised of nine (9) Directors, which shall include:

(a)                                 three (3) Independent Directors;

(b)                                 five (5) Sponsor Directors; and

(c)                                  the CEO.

Section 2.2.                                Implementation of Staggered Board.

(a)                                 Following the Effective Date, the Parties shall use their respective commercially reasonable efforts to cause to be considered at the first annual meeting of NYLD stockholders following the Effective Date a proposal for an amendment to the Charter to provide for a classified Board consisting of two (2) classes, each with a two (2)-year term (other than the initial term of the Class I Directors) and which shall be designated as Class I and Class II. Class I shall include two (2) Sponsor Directors, two (2) Independent Directors and the CEO, and Class II shall include three (3) Sponsor Directors and one (1) Independent Director. The initial term of the Class I Directors shall be one (1) year, and the initial term of the Class II Directors shall be two (2) years. Thereafter, each class of Directors shall serve for a two (2)-year term.  The Charter amendment proposal shall also provide that Article Ten, Section 1 of the Charter is revised to provide that NYLD stockholders may remove Directors before the end of their respective terms only for cause.

(b)                                 Each Sponsor Party shall vote all Voting Securities owned by it in favor of the proposal to approve an amendment to the Charter to create a classified Board as described in Section 2.2(a)

(c)                                  Each Sponsor Party agrees that it will not seek to remove any Independent Director from the Board prior to the first annual meeting of NYLD stockholders following the Effective Date (other than for cause).

Section 2.3.                                CEO. Following the Effective Date, the CEO shall be employed by NYLD and shall devote his or her full professional time and energy to NYLD. The CEO shall not be required to provide services to any Person other than NYLD and its Controlled Affiliates.

Section 2.4.                                Future Dispositions by Sponsor. In connection with any proposed sale, assignment or other transfer (in each case, directly or indirectly, by operation of law or otherwise) by a member of the Sponsor Group of record or beneficial ownership of any Voting Securities or of any membership interests of NYLD LLC (any such transaction, a “Disposition”), NYLD shall provide all cooperation and assistance and take such customary actions as may be reasonably requested by Sponsor to effectuate the Disposition, including, without limitation, making available to a potential transferee of Sponsor or such member of the Sponsor Group information concerning NYLD and its subsidiaries that may be reasonably requested by Sponsor (subject to customary confidentiality arrangements). If NYLD consent to such Disposition is required or is requested by the Sponsor, NYLD will not unreasonably withhold, condition or delay such consent.

ARTICLE III
EFFECTIVENESS AND TERMINATION

Section 3.1.                                Term. This Agreement shall take effect immediately upon the Effective Date and, subject to Section 4.3(d), shall terminate upon the Sponsor Parties collectively owning less than 50% of the voting interest of NYLD.

Section 3.2.                                Effect of Termination. Upon the termination of this Agreement, all provisions of this Agreement, other than this Article III and Section 1.2, Section 2.4, Section 4.4, Section 4.5, Section 4.6, Section 4.7, Section 4.8, Section 4.9, Section 4.10, Section 4.11 and Section 4.12, shall terminate and be of no further force and effect.

ARTICLE IV
MISCELLANEOUS

Section 4.1.                                Amendments and Modifications. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each Party. The approval by NYLD of any such amendment, modification or supplement shall be subject to approval by a majority of the Board and a majority of the Conflicts Committee.

Section 4.2.                                Waivers, Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any Party, upon any breach, default or noncompliance by another Party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach, default or noncompliance under this Agreement or any waiver on such Party’s part of any provisions or conditions of this Agreement, must be in writing and executed and delivered by a duly authorized officer on behalf of such Party and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law or otherwise afforded to any party, will be deemed cumulative with and not exclusive of any other remedy, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.

Section 4.3.                                Successors, Assigns and Transferees.

(a)                                 This Agreement shall bind and inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns.

(b)                                 Upon any sale, assignment or other transfer by a Sponsor Party of record and beneficial ownership of any Voting Securities held by it to a member of the Sponsor Group that is not then a Sponsor Party, the transferor Sponsor Party shall cause the transferee member of the Sponsor Group to become a party to this Agreement by executing and delivering to NYLD a joinder to this Agreement substantially in the form of Exhibit A, which execution and delivery shall be a condition to the effectiveness of the transfer of such Voting Securities to the transferee member of the Sponsor Group. Any sale, assignment or other transfer of record and beneficial ownership of Voting Securities by a Sponsor Party to a member of the Sponsor Group that is not then a Sponsor Party that does not include the execution and delivery to NYLD of such joinder prior to or concurrently with such sale, assignment or transfer shall be void ab initio and the Voting Securities that otherwise would have been transferred to such Person shall be deemed to be held or returned to the Sponsor Party that last held such Voting Securities.

(c)                                  Upon the acquisition by any member of the Sponsor Group that is not then a Sponsor Party of record and beneficial ownership of Voting Securities from a Person that is not a Sponsor Party, each Sponsor Party shall cause such acquiring member of the Sponsor Group to become a party to this Agreement by executing and delivering to NYLD a joinder to this Agreement substantially in the form of Exhibit A as promptly as practicable following such acquisition (but in no event later than ten (10) Business Days thereafter).

(d)                                 Notwithstanding Section 3.1 and subject to the acquiror or acquirors executing and delivering to NYLD a joinder to this Agreement substantially in the form of Exhibit A, the Sponsor Parties shall have the right to assign this Agreement to and for the benefit of any Person or group (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) that acquires more than 50% of the voting interest of NYLD. Following such assignment, the definitions of “Sponsor”, “Sponsor Group” and “Sponsor Party” shall be deemed to have been amended as appropriate to refer to such acquiror or acquirors.

(e)                                  Subject to Section 4.3(b), a Sponsor Party shall cease to be a party to this Agreement and shall automatically be released from all obligations hereunder in the event that such Sponsor Party is no longer a record or beneficial owner of any Voting Securities.

(f)                                   Except as set forth in Section 4.3(b), Section 4.3(c) and Section 4.3(d) above, this Agreement shall not be assigned, by operation of law or otherwise, without the prior written consent of the Parties and any such assignment or attempted assignment without such consent shall be void.

(g)                                  All Sponsor Parties at any time may, by written notice to NYLD, designate any individual Sponsor Party among them as their representative for purposes of this Agreement and such representative shall be referred to as the “Sponsor.” The Sponsor designated as of the Effective Date is Zephyr Renewables LLC.

Section 4.4.                                Notices.

(a)                                 Method of Delivery. All notices, requests, demands and other communications (each, a “Notice”) required to be provided to the other Party pursuant to this

Agreement shall be in writing and shall be delivered (i) in person, (ii) by certified U.S. mail, with postage prepaid and return receipt requested, (iii) by overnight courier service, (iv) by facsimile transmittal or (v) by email (which requires an acknowledgement by the recipient, it being understood that the recipient shall be obligated to confirm receipt if requested); provided, that in the case of clauses (iv) and (v), a verification copy is sent on the same day by any of the methods set forth in clauses (i), (ii) and (iii), to the other Party to this Agreement at the following address, facsimile number or email address (or to such other address, facsimile number or email address as Zephyr or Yield may designate from time to time pursuant to this Section 4.4):

If to the Sponsor Parties:

c/o Global Infrastructure Management, LLC

1345 Avenue of the Americas, 30th Floor

New York, New York 10105

Attention: Jonathan Bram

Fax: +1 646 282 1500

Email: jonathan.bram@global-infra.com

With a copy to:

c/o Global Infrastructure Management, LLP

The Peak

5 Wilton Road, 6th Floor

London, SW1V 1AN

United Kingdom

Attention: Joseph Blum

Fax: +44 207 798 0530

Email: joe.blum@global-infra.com

With a copy to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Attn: David Lieberman

Fax: +1 212 455 2502

Email: dlieberman@stblaw.com

If to NYLD:

NRG Yield, Inc.

300 Carnegie Center, Suite 300

Princeton, NJ 08540

Attention:       Christopher Sotos

Chad Plotkin

Email:            christopher.sotos@nrgyield.com

chad.plotkin@nrg.com

With a copy to:

Crowell & Moring LLP

1001 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2595

Attn: Patrick W. Lynch

E-mail: plynch@crowell.com

Fax: (202) 628-5116

If to the Conflicts Committee:

NRG Yield, Inc.

300 Carnegie Center, Suite 300

Princeton, NJ 08540

Attention:       Christopher Sotos

Chad Plotkin

Email:            christopher.sotos@nrgyield.com

chad.plotkin@nrg.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Joseph B. Frumkin

Brian E. Hamilton

Fax: (212) 558-3588

E-mail:        frumkinj@sullcrom.com

hamiltonb@sullcrom.com

(b)                                 Receipt of Notices. All Notices sent by the Parties under this Agreement shall be deemed to have been received by the Party to whom such Notice is sent (i) in the case of delivery by hand, when delivered; (ii) in the case of delivery by first class certified mail, receipt requested, five (5) Business Days after being deposited in the mail, (iii) in the case of overnight courier service guaranteeing next day delivery, on the next Business Day after timely delivery to the courier (iv) in the case of facsimile, on acknowledgement of the addressee’s facsimile receiving equipment if received prior to 5 p.m., recipient’s time, on the Business Day of such transmittal, or on the next Business Day if received later than 5 p.m., recipient’s time or (v) in the case of an email, which requires an acknowledgement of receipt to be sent to the sender, at the time such acknowledgement is received by the sender if received prior to 5 p.m., recipient’s time, on the Business Day of such transmittal, or on the next Business Day if received later than 5 p.m., recipient’s time. If any Party attempts to deliver Notice and such recipient Party refuses delivery of such Notice or such recipient Party is no longer at such address, facsimile number or email address, and such recipient Party failed to provide the sending Party with its current address, facsimile number or email address pursuant to this Section 4.4, then such Notice shall be deemed to have been received by the recipient Party upon the sending Party’s attempted delivery.

(c)                                  Change of Address. Zephyr and Yield and their respective counsel shall have the right to change their respective address, facsimile number and/or email address for the purposes of this Section 4.4 by providing a Notice of such change in address, facsimile number and/or email address as required under this Section 4.4.

Section 4.5.                                Entire Agreement. This Agreement, the Charter, the Bylaws and the Conflicts Committee Charter constitute the entire agreement, and supersede all prior written agreements, arrangements, communications, understandings, representations and warranties, both written and oral, among the Parties with respect to the subject matter hereof and thereof.

Section 4.6.                                Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be deemed to be made in and in all respects shall be interpreted, governed by and construed in accordance with, the internal laws of the State of Delaware, without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

Section 4.7.                                Submission to Jurisdiction. EACH OF THE PARTIES EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE PERSONAL JURISDICTION OF THE DELAWARE COURT OF CHANCERY OR, TO THE EXTENT SUCH COURT DECLINES TO ACCEPT JURISDICTION OVER A PARTICULAR MATTER, ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVES, AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR THE INTERPRETATION OR ENFORCEMENT HEREOF OR OF ANY SUCH DOCUMENT, THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SUCH COURTS OR THAT SUCH COURTS ARE AN INCONVENIENT FORUM, OR THAT THE VENUE OF SUCH COURTS MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH A DELAWARE COURT OF CHANCERY OR FEDERAL COURT. EACH OF THE PARTIES FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH IN SECTION 4.4 SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS SECTION.

Section 4.8.                                Waiver of Jury Trial. AS A SPECIFICALLY BARGAINED-FOR INDUCEMENT FOR EACH OF THE PARTIES TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY

EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (c) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (d) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.8.

Section 4.9.                                Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

Section 4.10.                         Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

Section 4.11.                         Enforcement. THE PARTIES ACKNOWLEDGE AND AGREE THAT IRREPARABLE DAMAGE WOULD OCCUR IN THE EVENT THAT ANY OF THE PROVISIONS OF THIS AGREEMENT WERE NOT PERFORMED IN ACCORDANCE WITH THEIR SPECIFIC TERMS OR WERE OTHERWISE BREACHED AND THAT MONETARY DAMAGES WOULD NOT BE AN ADEQUATE REMEDY THEREFOR. IT IS ACCORDINGLY AGREED THAT THE PARTIES SHALL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS TO PREVENT BREACHES OR THREATENED BREACHES OF THIS AGREEMENT AND TO ENFORCE SPECIFICALLY THE TERMS AND PROVISIONS OF THIS AGREEMENT IN ANY COURT OF COMPETENT JURISDICTION, IN EACH CASE WITHOUT PROOF OF DAMAGES OR OTHERWISE (AND EACH PARTY HEREBY WAIVES ANY REQUIREMENT FOR THE SECURING OR POSTING OF ANY BOND IN CONNECTION WITH SUCH REMEDY), THIS BEING IN ADDITION TO ANY OTHER REMEDY TO WHICH THEY ARE ENTITLED AT LAW OR IN EQUITY. THE PARTIES AGREE NOT TO ASSERT THAT A REMEDY OF SPECIFIC ENFORCEMENT IS UNENFORCEABLE, INVALID, CONTRARY TO LAW OR INEQUITABLE FOR ANY REASON, NOR TO ASSERT THAT A REMEDY OF

MONETARY DAMAGES WOULD PROVIDE AN ADEQUATE REMEDY.

Section 4.12.                         Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

Section 4.13.                         Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which shall be deemed an original, but all the counterparts shall together constitute one and the same instrument. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto and thereto, to the extent signed and delivered by facsimile or in electronic format (e.g., “pdf” or “tif”) shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

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IN WITNESS WHEREOF, the parties hereto have executed this Voting and Governance Agreement as of the date first written above.

NRG YIELD, INC.

By:	/s/ Chad Plotkin
	Name:	Chad Plotkin
	Title:	Senior Vice President & CFO

ZEPHYR RENEWABLES LLC

By:	/s/ Craig Cornelius
	Name:	Craig Cornelius
	Title:	President

[Signature Page to Voting and Governance Agreement]

EXHIBIT A

Form of Joinder

JOINDER AGREEMENT

This Joinder Agreement, dated as of [•] (this “Joinder Agreement”), is a joinder to the Voting and Governance Agreement, dated as of August 31, 2018, by and among NRG Yield, Inc. (the “Company”), Zephyr Renewables LLC (the “Sponsor”) and the other parties party thereto from time to time (the “Voting and Governance Agreement”). Capitalized terms used but not defined herein shall have the meaning given to such terms in the Voting and Governance Agreement.

1.                                      [Each of] [t]he undersigned, having received and reviewed a copy of the Voting and Governance Agreement, hereby agrees to be bound by the terms, conditions and other provisions of the Voting and Governance Agreement as though it is a “Sponsor Party” under the Voting and Governance Agreement, with all attendant rights, duties and obligations stated therein applicable to the “Sponsor Parties” in the same manner as if the undersigned were party to the Voting and Governance Agreement as of the date on which it was originally executed.

2.                                      This Joinder Agreement shall be deemed to be made in and in all respects shall be interpreted, governed by and construed in accordance with, the internal laws of the State of Delaware, without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

3.                                      This Joinder Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which shall be deemed an original, but all the counterparts shall together constitute one and the same instrument. This Joinder Agreement and any signed agreement or instrument entered into in connection with this Joinder Agreement, and any amendments or waivers hereto and thereto, to the extent signed and delivered by facsimile or in electronic format (e.g., “pdf” or “tif”) shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

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A-1

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Joinder Agreement as of the date first written above.

[NEW PARTY]

By:
Name:
Title:

[NEW PARTY]

By:
Name:
Title:

AGREED AND ACKNOWLEDGED:

NRG YIELD, INC.

By:
Name:
Title:

A-2